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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC  20549


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                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported):  August 3, 1994
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                              RITE AID CORPORATION
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               (Exact name of registrant as specified in charter)


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        Delaware                1-5742             23-1614034
  (State or other jurisdic-  (Commission        (IRS Employer Iden-
   tion of incorporation)     File Number)        tification No.)


        30 Hunter Lane
        Camp Hill, Pennsylvania                         17011
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    (Address of principal executive offices)         (Zip Code)


  Registrant's telephone number, including area code:    (717) 761-2633
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                                 Not applicable
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         (Former name or former address, if changed since last report)


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Item 5. Other Events

        Rite Aid Corporation entered into definitive contracts for the sale of two of its subsidiaries, ADAP, Inc. and Sera-Tec
        Biologicals. A copy of the press release announcing the sale of the subsidiaries is included in this Form 8-k filing as Exhibit 99.



                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Rite Aid Corporation


Date:  August 5, 1994                     BY:  /s/  Frank Bergonzi
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                                               Frank Bergonzi
                                               Senior Vice President,
                                               Finance





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